UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017

VCA Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12401 West Olympic Boulevard

Los Angeles, California 90064-1022

(Address of Principal Executive Offices)

(310) 571-6500

(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02:   Results of Operations and Financial Condition

On February 9, 2017, VCA Inc. issued a press release which included earnings for the fourth quarter and fiscal year 2016. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01:   Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99.1	Press release dated February 9, 2017, regarding earnings for the fourth quarter and fiscal year 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 9, 2017	VCA Inc.

/s/ Tomas W. Fuller
By: Tomas W. Fuller
Its: Chief Financial Officer

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EXHIBIT INDEX

Exhibits

99.1	Press release dated February 9, 2017, regarding earnings for the fourth quarter and fiscal year 2016.

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